UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004

                               Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24548                  63-1120122
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)        Identification Number)

        900 West Main Street
           Dothan, Alabama                                       36301
(Address of principal executive offices)                       (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits

(c)   Exhibits

      99.1  Press Release dated August 4, 2004

Item 12.  Results of Operations and Financial Condition

      On August 4, 2004, the Company issued a press release announcing its financial results for the quarterly period ended July 4, 2004, as well as current expectations for the third quarter and full year of fiscal 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 12. The information furnished in this
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MOVIE GALLERY, INC.

Date: August 4, 2004

                                          BY: /s/ Ivy M. Jernigan
                                              ----------------------------------
                                              Ivy M. Jernigan
                                              Senior Vice President and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS

                    99.1    Press Release dated August 4, 2004

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